UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025 (June 9, 2025)

__________________________

Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s annual meeting of stockholders held on May 30, 2025, the stockholders of the Company approved, among other items, an amendment to the Company’s amended and restated certificate of incorporation (the “Amendment”) to effect a reverse stock split at a ratio in the range of 1-for-2 to 1-for-25, with such ratio to be determined in the discretion of the Company’s board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion prior to the one-year anniversary of the annual meeting.

Pursuant to such authority granted by the Company’s stockholders, the Company’s board of directors approved a one-for-eight (1:8) reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and the filing of the Amendment to effectuate the Reverse Stock Split. The Amendment was filed with the Secretary of State of the State of Delaware and the Reverse Stock Split became effective in accordance with the terms of the Amendment at 11:59 p.m. Eastern Time on June 11, 2025 (the “Effective Time”). The Amendment provides that, at the Effective Time, every eight shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, which will remain $0.00001.

As a result of the Reverse Stock Split, the number of shares of common stock outstanding will be reduced from approximately 4.3 million shares to approximately 0.54 million shares, and the number of authorized shares of common stock will remain at 250 million shares. As a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all outstanding stock options and certain warrants, which will result in a proportional decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options and certain warrants, and a proportional increase in the exercise price of all such stock options and certain warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plan immediately prior to the Effective Time will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split, and instead, the Company will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock during regular trading hours for the five consecutive trading days immediately preceding the Reverse Stock Split. The share amounts set forth in the above paragraph do not take into account any shares which may be paid for in connection with the foregoing treatment of fractional shares.

The Company’s common stock is expected to begin trading on a Reverse Stock Split-adjusted basis on The Nasdaq Capital Market at the open of the markets on June 12, 2025. The trading symbol for the common stock will remain “VLCN.” The Company’s post-Reverse Stock Split common stock has a new CUSIP number (CUSIP No. 92864V608), but the par value and other terms of the common stock are not affected by the Reverse Stock Split.

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

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Item 8.01.	Other Events.

On June 10, 2025, the Company issued a press release to announce that it is filing a certificate of amendment to its certificate of incorporation with the Secretary of State of the State of Delaware to effect a 1-for-8 reverse stock split of its common stock. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The table below sets forth the impact of the Reverse Stock Split on the Company’s net loss per common share – basic and diluted; weighted average common shares outstanding – basic and diluted; and shares issued and outstanding, for the years ended December 31, 2024 and 2023, the three months ended March 31, 2025 and 2024.

	PRE SPLIT (1)		POST SPLIT
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2024	2023	2024	2023

Net loss	$(45,510,309)	$(45,071,210)	$(45,510,309)	$(45,071,210)
Net loss per common share - basic	$(146.90)	$(187,796.71)	$(1,175.22)	$(1,502,373.67)
Net loss per common share - diluted	$(146.90)	$(187,796.71)	$(1,175.22)	$(1,502,373.67)
Weighted average common shares outstanding - basic	309,798	240	38,725	30
Weighted average common shares outstanding - diluted	309,798	240	38,725	30

	PRE SPLIT (2)		POST SPLIT
	3 MONTHS ENDED MARCH 31,		3 MONTHS ENDED MARCH 31,
	2025	2024	2025	2024

Net loss	$(2,460,430)	$(26,048,044)	$(2,460,430)	$(26,048,044)
Net loss per common share - basic	$(0.91)	$(2,615.00)	$(7.27)	$(20,922.12)
Net loss per common share - diluted	$(0.91)	$(2,615.00)	$(7.27)	$(20,922.12)
Weighted average common shares outstanding - basic	2,705,880	9,961	338,235	1,245
Weighted average common shares outstanding - diluted	2,705,880	9,961	338,235	1,245

(1)	The pre-split amounts represent the amounts reported in the Company's Form 10-K filed on March 31, 2025.
(2)	The pre-split amounts represent the amounts reported in the Company's Quarterly Report on Form 10-Q for the respective periods.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Amendment to Amended and Restated Certificate of Incorporation of Volcon, Inc.

99.1	Press release dated June 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: June 12, 2025	/s/ Greg Endo
Greg Endo Chief Financial Officer

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